EXHIBIT 10.1

                        CARD ACTIVATION TECHNOLOGIES INC.
                                STOCK OPTION PLAN

     1. DEFINITIONS. For purposes of this CARD ACTIVATION TECHNOLOGIES INC. STOCK OPTION PLAN, certain terms used herein are defined as follows:

          1.1 "BOARD" shall mean the Board of Directors of the Company charged with responsibility of administering the Plan, interpreting the Plan, and evaluating the performance of persons performing or requested to perform services on behalf of the Company and awarding stock options to such persons deemed deserving of receiving additional compensation for their effort.

          1.2 "CONSULTANTS" shall mean independent contractors and others not employed by the Company who perform services to advance the interests of the Company.

          1.3 "DIRECTORS" shall mean the Board of Directors of the Company as elected from time to time.

          1.4 "EMPLOYEES" shall mean persons in the employ of the Company, its parent or any subsidiary, as officers, department heads, administrative personnel, counsel, and other key employees of the Company.

          1.5 "EXPIRATION DATE" shall mean the date, specified in an Option Agreement, after which the option can no longer be exercised. This date can be no later than ten (10) years after the option is granted. Options granted under the Plan can also become unexercisable by forfeiture or termination or lapse in accordance with provisions of the Plan and/or Option Agreement.

          1.6 "INCENTIVE STOCK OPTION" shall mean options granted pursuant to this Plan to Employees intended to qualify for tax treatment under Internal Revenue Code Section 422 and identified in the Stock Option Agreement as an Incentive Stock Option.

          1.7 "NON-STATUTORY STOCK OPTION" shall mean options granted pursuant to this Plan to Employees, Consultants and Directors performing services on behalf of the Company and identified in the Stock Option Agreement as a Non-Statutory Stock Option.

          1.8 "OPTION AGREEMENT" shall mean the agreement, which describes and defines the terms and conditions of the option granted and condition for its exercise, entered into from time to time between the Company and persons chosen by the Board to receive Stock Options under this Plan. The Option Agreement shall be in substantially the form of Exhibit "1" hereto.

     2. PURPOSE. The purpose of this CARD ACTIVATION TECHNOLOGIES INC. STOCK OPTION PLAN (the "Plan") is to further the interests of CARD ACTIVATION TECHNOLOGIES INC. (hereinafter called "the Company") by providing incentives for officers, department heads, administrative personnel, counsel, and other key employees of the Company as well as consultants and directors of the Company who may be designated for participation in the Plan


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and  to provide additional means of attracting and retaining competent personnel in  responsible  positions.

     3. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (or a Committee of the Board of Directors appointed for that purpose). Subject to the provisions of the Plan and applicable law, the Board is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations regulating to the Plan and to any options granted thereunder and to make all other determinations necessary or advisable for the administration of the Plan.

     4. PARTICIPANTS AND ALLOTMENTS. The Board shall determine and designate from time to time those Employees of the Company to whom Incentive Stock Options are to be granted, and those Consultants, Directors of the Company, and Employees of Company to whom Non-Statutory Options are granted and who thereby become participants in the Plan. The Board shall allot to such participants (the "Optionees") options to purchase shares in such amounts as the Board shall from time to time determine; PROVIDED that the aggregate fair market value (determined as of the time the option to purchase shares is granted) of the shares for which any Employee of the Company may first exercise an Incentive Stock Option in any calendar year (under this Plan and all other Incentive Stock Option plans of the Company and/or its parent and subsidiary corporations) shall not exceed $100,000. No member of the Board shall have any right to vote or decide upon any matter relating solely to himself or a member of his immediate family or solely to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan. Participation in the Plan shall not confer any right of continuation of service as an employee of the Company.

     5. SHARES SUBJECT TO THE PLAN. Under this Plan, the Board may from time to time grant options to participants entitling the holders thereof to purchase shares of the Company's authorized and unissued Common Stock up to an aggregate of 1,000,000 shares. Of this aggregate total, 500,000 shares shall be designated for offers of Incentive Stock Options to Employees and 500,000 for Non-Statutory Options for Consultants, Directors, and Employees of the Company. if any option granted under the Plan shall terminate or expire unexercised, in whole or in part, the shares so released from option may be made the subject of additional options granted under the Plan of the same type as the terminated or expired option. The Company shall reserve and keep available such number of shares of stock as will satisfy the requirements of all outstanding options granted under the Plan. if there is any change in the Company's shares of Common Stock, as by stock splits, reverse stock splits, stock dividends or recapitalization, the number of shares available for option and the shares subject to option shall be appropriately adjusted by the Board.

     6. OPTION AGREEMENT. In making any determination as to Optionees to whom options shall be granted and as to the number of shares to be covered by such options, the Board shall take into account the duties of the respective
Optionees who are Employees of the Company, the present and potential contributions of Optionees to the success of the Company, the period of Optionee's service benefitted the Company, and such other factors as the Board shall deem relevant in connection with accomplishing the purpose of the Plan. Each option, whether an Incentive Stock Option or otherwise, shall be subject to all terms and provisions of this Plan and as set forth in the Option Agreement between the Company and the Optionee receiving the same. The option may be in such form, not inconsistent with the terms of this Plan, as shall be approved by the Board,


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including,  but  not  limited  to,  the  following  terms  and  conditions:

          (a) Options granted under the Plan shall be exercisable for periods not exceeding ten (10) years from the date of the grant, unless terminated sooner in accordance with this Plan or the Option Agreement.

          (b) Option Price. The option price or prices shall be the fair market value of issued and outstanding shares of stock of the Company at the date the option is granted. For the purposes hereof, fair market value shall be determined in good faith based upon facts and circumstances.

     7. OPTION PERIOD. The term of this Plan and the period during which options may be granted hereunder shall be ten (10) years from the date the Plan is approved by the Board or Shareholders of the Company, whichever is earlier. No option granted pursuant to the Plan shall be exercisable after the expiration of ten (10) years from the date the option is first granted. No option granted pursuant to the Plan to a person then owning more than ten percent (10%) of the voting power of the Company's voting stock shall be exercisable after the expiration of five (5) years from the date the option is first granted. For the purposes of the preceding sentence (a) the Optionee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the Optionee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants, and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. The expiration date stated in the Option Agreement is hereinafter called the Expiration Date.

     8. CONDITIONS OF INCENTIVE STOCK OPTION. Incentive Stock Options granted pursuant to this Plan shall be subject to the following conditions:

          (a) if the employment of the Optionee by the Company is terminated for any reason other than his death, all unexercised options shall terminate, be forfeited and shall lapse immediately.

          (b) if the Optionee dies while employed by the Company then within six months after the date of the Optionee's death, subject to the provisions of Sections 6(a) and 7 above and the Option Agreement, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

          (c) Except as otherwise provided in Section 8(b) above, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt by the Optionee to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such


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rights  shall immediately become null and void. The option shall be exercisable, during  the  lifetime  of  the  Optionee,  only  by  the  Optionee.

     9. CONDITIONS OF NON-STATUTORY OPTION. Non-Statutory Stock Options granted pursuant to this Plan shall be subject to the following conditions:

          (a) If the Optionee terminates his employment with the company or ceases to perform services for the benefit of the Company as a Director or Consultant performing services for the Company for any reason other than his death, all unexercised options shall terminate, be forfeited, and shall lapse immediately.

          (b) If the Optionee dies while employed by the Company or performing services for the benefit of the Company as a Director or Consultant then within six (6) months after the date of the Optionee's death, subject to the provisions of Sections 6(a) and 7 above and the Option Agreement, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited, and shall lapse.

          (c) Except as otherwise provided in Section 9(b) above, the option and all rights granted hereunder shall not be transferred by the Optionee, and may not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process. Upon any attempt by the Optionee to transfer the option, or to assign, pledge, hypothecate or otherwise dispose of such option or of any rights granted hereunder, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such option or such rights, such option and such rights shall immediately become null and void. The option shall be exercisable, during the lifetime of the Optionee, only by the Optionee.

     10.  EXERCISE  OF  OPTIONS.

          (a) To exercise the option, the Optionee or his successor shall give written notice to the Company's Treasurer at the Company's principal office, accompanied by full payment of the shares being purchased and an Investment Letter stating that the shares are purchased for investment and not with a view to distribution in form and substance as shown in Exhibit "2" hereto. However, this Letter shall not be required if the shares subject to the option are registered with the Securities and Exchange Commission. If the option is exercised by the successor of the Optionee, following his death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the option.

          (b) Shares of stock issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall bear the following legend:

     The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities law (the "State Acts"), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable


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     opinion  of  its  counsel  and/or the submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

          (c) The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any exercise of such option: (i) until after compliance with all then applicable requirements of law; and (ii) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the Optionee.

     11. REGISTRATION. If the Company shall be advised by its counsel that shares of stock deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Company may effect registration or obtain consent, and delivery of shares by the Company may be deferred until registration is effected or consent obtained.

     12. ISSUANCE OF STOCK. No stock shall be issued until full payment for such stock has been made. The Optionee shall have no rights as a shareholder with respect to optioned shares until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Sections 5 and 13 hereof.

     13. CORPORATE REORGANIZATION. If there shall be any capital reorganization or consolidation or merger of the Company with another corporation or corporations, or any sale of all or substantially all of the Company's properties and assets to any other corporation or corporations, the Company shall take such action as may be necessary to enable Optionee to receive upon any subsequent exercise of their respective options, in whole or in part, in lieu of shares of common stock, securities or other assets as were issuable or payable upon such reorganization, consolidation, merger or sale in respect of, or m exchange for such shares of common stock.

     14. AMENDMENTS AND TERMINATION. The Board of Directors may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the Optionee alter or impair his option, except as provided in
Section  11.

     This Plan has been duly adopted by the Board of Directors of CARD ACTIVATION TECHNOLOGIES INC. on this 31st day of October, 2006.

                                        CARD ACTIVATION TECHNOLOGIES INC.

[CORPORATE  SEAL]

                                        By: /s/ William P. Williams
                                            --------------------------------
                                                Chief  Executive  Officer

ATTEST:

/s/ William P. Williams
-----------------------------------
Corporate  Secretary


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
                                   EXHIBIT "1"

                        CARD ACTIVATION TECHNOLOGIES INC.
                             STOCK OPTION AGREEMENT

     THIS AGREEMENT is made this         day of                  , 20   , by and
                                 -------        -----------------    ---
between CARD ACTVIATION TECHNOLOGIES INC. (hereinafter called the "Company"), a Nevada corporation, and, (hereinafter called the "Optionee").

                                   WITNESSETH:

WHEREAS, the Board of Directors of the Company has adopted a Stock Option Plan (the "Plan"); and

WHEREAS, the Compensation Board of the Company ("the Board") considers it desirable and in the Company's best interests that the Optionee be given an opportunity to purchase shares of its Common Stock in furtherance of the Plan to provide incentive for the Optionee to
                                           -------------------------------------
or remain in the employ of the Company and to promote the success of the Company.

NOW,  THEREFORE,  in  consideration  of  the  premises, it is agreed as follows:

     1.   Grant  of  Option.  The  Company  hereby  grants to the Optionee the
right,  privilege  and  option to purchase                            (       )
                                           --------------------------  -------
shares,  of  the  Common  Stock  of  the  Company,  at  a  purchase  price  of
                                                 Dollars ($          ) per share
------------------------------------------------           ----------
in the manner and subject to the conditions hereinafter provided. Such purchase price is not less than the fair market value of the shares of Common Stock of the Company at the time this option is granted. This [ ] is [ ] is not intended to be an Incentive Stock Option.

     2.   Period  of  Exercise  of  Option.

          (a)     The  option  will  be  exercisable  for a period of
                                                                      ---------
(     )  years  from the date of the grant. The options granted hereunder may be
 -----
exercised with respect to no more than the following cumulative amounts (including any such options previously exercised):

     Beginning  January  1,  20                             %
                               ----                   ------
     Beginning  January  1,  20                             %
                               ----                   ------
     Beginning  January  1,  20                             %
                               ----                   ------
     Beginning  January  1,  20                             %
                               ----                   ------
     Beginning  January  1,  20                             %
                               ----                   ------
     Beginning  January  1,  20                             %
                               ----                   ------

If  any Options are not exercised by the end of a period of         (    ) years
                                                           --------- ----
from  the  date  of  the  grant,  they  will  lapse.


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[__]   If  the option is intended to be an Incentive Stock Option, the Agreement includes  the  following:

          (b) If the employment of the Optionee by the Company is terminated for any reason other than his death, all unexercised portions of the option shall terminate, be forfeited and shall lapse immediately.

          (c) If the Optionee dies while employed by the Company, then within six months after the date of the Optionee's death, subject to the provisions of subparagraph (a) above, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

[__] If the option is intended to be a Non-Statutory Stock Option, the Agreement includes the following.

          (b) If the Optionee ceases to preform services for the benefit of Company as a Director or Consultant or terimnates employment with the Company for any reason other than his death, all unexercised portions of the option shall terminate, be forfeited and shall lapse immediately.

          (c) If the Optionee dies while preforming services for the benefit of the Company as a Director or Consultant or terminates employment with the Company, then within six months after the date of the Optionee's death, subject to the provisions of subparagraph (a) above, the option may be exercised by his estate or by any person who has acquired the Optionee's right to exercise the option by bequest or inheritance to the extent the option was exercisable as of the date of his death. Upon the expiration of such six-month period, all unexercised options shall terminate, be forfeited and shall lapse.

     3. Method of Exercise. In order to exercise the option, the Optionee must give written notice to the Secretary of the Company at its corporate offices. Said notice shall be accompanied by full payment for the shares being purchased; an Investment Letter containing the statement that the shares are purchased for investment and not with a view to distribution, in the form of the letter attached hereto and marked Exhibit "A". If the option is exercised by the successor of the Optionee following his death, proof shall also be submitted of the right of the successor to exercise the option. Shares of stock issued pursuant to the option shall bear the following legend:

     The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Actt') or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Corporation of a favorable opinion of its counsel and/or submission to the Corporation of such other evidence as may be satisfactory to counsel for the Corporation, to the effect that any such transfer shall not be in violation of the Act and the State Acts.


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
and shall be subject to appropriate stop transfer instructions. The Company shall not be required to transfer or deliver any certificate or certificates for shares purchased upon any such exercise of said option: (a) until after compliance with all then applicable requirements of law; and (b) prior to admission of such shares to listing on any stock exchange on which the stock may then be listed. In no event shall the Company be required to issue fractional shares to the Optionee.

     4. Limitation upon Exercise. The option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and is exercisable, during the lifetime of the Optionee, only by the Optionee.

     5. Stock Adjustment. In the event of any change in Common Stock of the Company by reason of a stock split, stock dividend, recapitalization, exchange of shares or other transaction, the number of shares remaining subject to the option and the option price per share shall be appropriately adjusted by the Board.

     6. Corporation Reorganization. If there shall be any capital reorganization or consolidation or merger of the Company with another corporation or corporations, or any sale of all or substantially an of the Company's properties and assets to any other corporation or corporations, the Company shall take such action as may be necessary to enable the Optionee to receive upon any subsequent exercise of such option, in whole or in part, in lieu of shares of Common Stock, securities or other assets as were issuable or payable upon such reorganization, consolidation, merger or sale in respect of, or in exchange for such shares of Common Stock.

     7. Rights of Shareholder. Neither the Optionee, his legal representative, nor other persons entitled to exercise the option shall be or have any rights of a shareholder in the Company in respect of the shares issuable upon exercise of the option granted hereunder, unless and until certificates representing such shares shall have been delivered pursuant to the terms hereof.

     8. Stock Reserved. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares of its Common Stock as will be sufficient to satisfy the terms of this Agreement and shall pay any original issue taxes on the exercise of this option.

     9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company.


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
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

                                   CARD ACTIVATION TECHNOLOGIES INC.

[CORPORATE  SEAL]

                                   By:
                                      -------------------------------------
ATTEST:                                     Chief  Executive  Officer


-------------------------
Corporate  Secretary

WITNESS:

                                   By:

-------------------------             -------------------------------------


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